UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

NORDSON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Ohio	0-7977	34-0590250
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28601 Clemens Road

Westlake, Ohio 44145

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: 440-892-1580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933

(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares, without par value	NDSN	Nasdaq Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

Third Amended and Restated Credit Agreement

On April 30, 2019, Nordson Corporation (the “Company”) entered into a Third Amended and Restated Credit Agreement (the “Credit Agreement”) for a $850 million unsecured multicurrency credit facility with the Banks party thereto and KeyBank National Association as Administrative Agent.

The Credit Agreement:

•	has a five-year term and includes a $75 million sub-facility for swing-line loans;

•	has a total aggregate commitment amount of $850 million under certain conditions;

•	provides that the applicable margin for Eurodollar Loans will range from .58% to 1.22% based on the Company’s leverage ratio calculated on a consolidated net debt basis;

•	contains a number of representations and warranties that the Company believes are usual and customary for senior unsecured credit agreements;

•

contains a number of covenants that the Company believes are usual and customary for senior unsecured credit agreements, including compliance with various financial ratios and tests, and certain covenants that restrict, among other things, the Company and its subsidiaries’ ability to incur debt; incur liens; merge or consolidate with other companies;

•

contains customary events of default (subject to grace periods, as appropriate) including among others: nonpayment of principal, interest or fees; breach of the representations or warranties; breach of the financial, affirmative or negative covenants; payment default on, or accelerations of, other material indebtedness; bankruptcy or insolvency; material judgments entered against the Company or any of its subsidiaries; certain specified events under the Employee Retirement Income Security Act of 1974, as amended; certain changes in control of the Company; and the invalidity or unenforceability of the Credit Agreement or other documents associated with the Credit Agreement; and

•	amends and restates and extends the term of the Company’s existing revolving loan agreement (the “Existing Credit Agreement”) that was scheduled to expire in February 2020.

The Company had no balances outstanding under the Existing Credit Agreement that were transferred to the new Credit Agreement. The Company was in compliance with the financial covenants and other restrictions of the Existing Credit Agreement.

Borrowings under the Credit Agreement bear interest, at either an alternate base rate or an adjusted LIBOR rate plus, in each case, an applicable margin. Such applicable margin is based on the Company’s Leverage Ratio. Interest is payable (a) in the case of base rate loans, quarterly, and (b) in the case of LIBOR rate loans, on the maturity date of the borrowing, or quarterly from the effective date for borrowings exceeding three months.

Proceeds of the Credit Agreement are available for use by the Company for working capital, acquisitions and other general corporate purposes, including refinancing existing debt of the Company and its subsidiaries.

Amended and Restated Term Loan Agreement

On April 30, 2019, the Company also entered into an Amended and Restated Term Loan Agreement (the “Term Loan Agreement”) for a $605 million term loan facility with the Lenders party thereto, and PNC Bank, National Association, as Administrative Agent.

The Term Loan Agreement:

•	provides for the following term loans in three tranches:

•	$100.0 Million Senior Unsecured Term Loan Due on March 31, 2020;

•	$200.0 Million Senior Unsecured Term Loan Due on September 30, 2022; and

•	$305.0 Million Senior Unsecured Term Loan Due on March 31, 2024;

•	contains a number of representations and warranties that the Company believes are usual and customary for senior unsecured credit agreements;

•

contains a number of covenants that the Company believes are usual and customary for single-purpose unsecured term loan agreements, including compliance with various financial ratios and tests, and certain covenants that restrict, among other things, the Company’s and its subsidiaries’ ability to: incur debt; incur liens; merge or consolidate with other companies;

•

contains customary events of default (subject to grace periods, as appropriate) including among others: nonpayment of principal, interest or fees; breach of the representations or warranties; breach of the financial, affirmative or negative covenants; default of payment on, or accelerations of, other material indebtedness; bankruptcy or insolvency; material judgments entered against the Company or any of its subsidiaries; certain specified events under the Employee Retirement Income Security Act of 1974, as amended; certain changes in control of the Company; and the invalidity or unenforceability of the Term Loan Agreement or other documents associated with the Term Loan Agreement; and

•	amends and restates and extends the term of the Company’s existing $705 million term loan agreement (the “Existing Term Loan Agreement”).

The Company had balances outstanding under the Existing Term Loan Agreement that have been transferred to the new Term Loan Agreement. The Company was in compliance with the financial covenants and other restrictions of the Existing Term Loan Agreement.

Borrowings under the Term Loan Agreement bear interest at either an alternate base rate or an adjusted LIBOR rate plus, in each case, an applicable margin. Such applicable margin is based on the Company’s Leverage Ratio (as defined in the Term Loan Agreement). Interest is payable (a) in the case of alternate base rate loans, quarterly, and (b) in the case of LIBOR rate loans, on the maturity date of the borrowing, or quarterly from the effective date for borrowings exceeding three months.

The foregoing descriptions of the Credit Agreement and Term Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the Credit Agreement and Term Loan Agreement, copies of which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Many of the lenders under the Credit Agreement and Term Loan Agreement and/or their affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services from the Company and its subsidiaries (including in connection with the transactions described in this Form 8-K), for which they have received, and may in the future receive, customary compensation and expense reimbursement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The description contained under Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Third Amended and Restated Credit Agreement, dated April 30, 2019, among Nordson Corporation, various financial institutions named therein, and KeyBank, National Association, as administrative agent.*

4.2	Amended and Restated Term Loan Agreement, dated April 30, 2019, among Nordson Corporation, various financial institutions named therein, and PNC Bank, National Association, as administrative agent.*

*	Schedules and attachments to this exhibit have been omitted pursuant to Regulation S-K, Item 601(a)(5).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORDSON CORPORATION

Date: May 6, 2019	By:	/s/ Gregory A. Thaxton
Gregory A. Thaxton
Executive Vice President Chief Financial Officer